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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6552

Strong Opportunity Fund II Inc., on behalf of Strong Opportunity Fund II

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT     |     December 31, 2003

Strong

Opportunity

Fund II

Strong Opportunity Fund II

Following three consecutive years of declines, the U.S. equity market posted a strong recovery in 2003. The Strong Opportunity Fund II gained 37.01% for the year, while the Fund’s broad-based benchmark, the Russell Midcap Index, returned 40.06% for the same period.

Improving economic conditions

This year’s rally was driven by a material improvement in the nation’s economic outlook. Specifically, low interest rates from the Federal Reserve and tax cuts from Washington set the stage for economic recovery. As investors began to anticipate the resurgence of the economy, they regained confidence in investing in various stocks, which helped to drive some of the initial improvements in the market.

By the middle of the year, the continued strengthening of the economy led investors to focus on lower-quality stocks — specifically those with little or no earnings. This hurt the Fund’s relative performance, as we have historically invested in attractively priced companies with higher-quality characteristics and strong, long-term potential. We believe the trend favoring lower-quality, speculative stocks has reached its conclusion.

Considering private market value

Our analysis of individual companies takes a close look at their competitive strengths, assets, and financial position. We then use that information to gauge a company’s private market value — the price a buyer would be willing to pay for the entire company. Companies that meet our standards and whose stocks are selling at prices lower than their private market value are candidates for inclusion in the Fund.

This process served us relatively well in 2003, as it attracted us to many beaten-down stocks in the technology sector. At the end of 2002 and in early 2003, the market was extremely pessimistic about the outlook for technology stocks. That pessimism allowed us to add to the portfolio a number of attractively valued companies, especially in the software area, that would benefit from an improving technology environment. These included Cadence Design Systems and Computer Sciences.

Technology holdings, such as VeriSign and Corning, also benefited as their product positioning drove strong performance for them and the Fund. Our position in biotechnology company Genentech appreciated significantly during the year when the company received positive testing data on a new cancer drug. Non-technology companies that we added to the portfolio also experienced strong performance, including regional bank Synovus Financial and residential carpet manufacturer Mohawk.

In contrast, our overweight position relative to our benchmark in energy stocks hurt the Fund’s performance despite an extremely strong year for commodity prices. Entering the year, we found the supply/demand outlook for energy to be very compelling, as the U.S. faced a structural problem of matching supplies of oil and natural gas with demand. Even with the progress in Iraq, our outlook for the commodity proved to be accurate, as oil prices continued to hover around $30 per barrel and natural gas above $5 per cubic foot for most of the year. After reassessing our view of the energy sector, we remain bullish on the stocks. We continue to believe they are attractively valued, based on our private market analysis, and that strong underlying fundamentals will in time attract more investors to the sector.

Further improvement in 2004

We believe the market will continue to post positive returns in the coming year, though not at the levels seen in 2003. The economic picture continues to improve, with the employment picture stabilizing at year end. Given both low inventory levels and improved corporate spending, we believe the progress is sustainable. Much of this positive news has already been reflected in stock prices, but in our assessment, stock valuations remain reasonable for this stage of the economic recovery. We therefore anticipate that stocks should continue to appreciate as long as earnings continue to rise.

We appreciate your trust in us and are very earnest in our desire to provide you with continued positive long-term results. It is our hope that you have a happy, healthy, and profitable 2004.

Thank you for your investment in the Strong Opportunity Fund II.

Richard T. Weiss	Ann M. Miletti

Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests primarily in stocks of medium-capitalization companies that the Fund’s managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company’s “private market value”— the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.

Average Annual Total Returns

As of 12-31-03

Investor Class[1]
1-year	37.01%
5-year	6.78%
10-year	11.78%
Since Inception (5-8-92)	13.63%

Advisor Class[1,2]
1-year	36.68%
5-year	6.42%
10-year	11.36%
Since Inception (5-8-92)	13.19%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 5-8-92 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. To equalize time periods, the indexes’ performances were prorated for the month of May 1992. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The Fund’s returns include the effect of deducting Fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund’s return quotations has the effect of increasing performance quoted.
[2]	The performance of the Advisor Class shares prior to July 12, 2001, is based on the Fund’s Investor Class shares’ performance restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all shares.
*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG OPPORTUNITY FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.0%
Auto/Truck - Original Equipment 2.8%
Eaton Corporation	145,000	$15,657,100
Lear Corporation	255,000	15,639,150

		31,296,250
Banks - Money Center 1.8%
The Toronto - Dominion Bank (CAD) (e)	580,000	19,370,622

Banks - Super Regional 2.6%
Charter One Financial, Inc.	440,000	15,202,000
Wachovia Corporation	293,000	13,650,870

		28,852,870
Beverages - Soft Drinks 1.3%
The Pepsi Bottling Group, Inc.	595,000	14,387,100

Building - Air Conditioning & Heating Products 1.4%
American Standard Companies, Inc. (b)	155,000	15,608,500

Building - Construction Products/Miscellaneous 2.3%
Masco Corporation	465,000	12,745,650
Mohawk Industries, Inc. (b)	175,000	12,344,500

		25,090,150
Building Products - Wood 1.2%
Weyerhaeuser Company	205,000	13,120,000

Chemicals - Specialty 1.8%
Praxair, Inc.	505,000	19,291,000

Commercial Services - Advertising 0.9%
The Interpublic Group of Companies, Inc. (b)	637,600	9,946,560

Computer - Data Storage 1.3%
Network Appliance, Inc. (b)	685,000	14,063,050

Computer - IT Services 2.9%
Accenture, Ltd. Class A (b)	585,000	15,397,200
Computer Sciences Corporation (b)	335,000	14,817,050
Unisys Corporation (b)	140,000	2,079,000

		32,293,250
Computer - Software Design 2.8%
Cadence Design Systems, Inc. (b)	990,000	17,800,200
Synopsys, Inc. (b)	370,000	12,491,200

		30,291,400
Computer Software - Financial 1.5%
DST Systems, Inc. (b)	385,000	16,077,600

Computer Software - Security 1.6%
VeriSign, Inc. (b)	1,085,000	17,685,500

Diversified Operations 1.3%
Time Warner, Inc. (b)	765,000	13,762,350

Electronics - Contract Manufacturing 3.2%
Flextronics International, Ltd.	1,040,000	15,433,600
Sanmina - SCI Corporation	50,000	20,112,950

		35,546,550
Electronics - Miscellaneous Components 1.5%
Molex, Inc. Class A	575,000	16,882,000

Electronics - Parts Distributors 1.4%
W.W. Grainger, Inc.	325,000	15,401,750

Electronics - Scientific Measuring 1.6%
Waters Corporation (b)	545,000	$18,072,200

Electronics - Semiconductor Manufacturing 1.3%
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	1,345,000	13,772,800

Finance - Consumer/Commercial Loans 1.4%
CIT Group, Inc.	420,000	15,099,000

Finance - Index Tracking Funds 1.8%
iShares Small Cap 600 Index Fund	110,000	14,742,200
Standard & Poors Mid Cap 400 Deposit	50,000	5,279,000

		20,021,200
Finance - Publicly Traded Investment Funds - Equity (Non 40 Act) 1.3%
Biotech Holders Trust	105,000	14,207,550

Food - Miscellaneous Preparation 0.8%
General Mills, Inc.	205,000	9,286,500

Insurance - Property/Casualty/Title 4.1%
ACE, Ltd.	400,000	16,568,000
MGIC Investment Corporation	285,000	16,227,900
XL Capital, Ltd. Class A	155,000	12,020,250

		44,816,150
Internet - Content 0.7%
CNET Networks, Inc. (b)	1,145,000	7,808,900

Internet - E*Commerce 1.0%
InterActiveCorp (b)	320,000	10,857,600

Leisure - Photo Equipment/Related 0.8%
Fuji Photo Film Company, Ltd. (JPY) (e)	265,000	8,641,716

Machinery - General Industrial 1.3%
Dover Corporation	355,000	14,111,250

Media - Cable TV 4.1%
Comcast Corporation Class A (Non-Voting) (b)	575,000	17,986,000
Cox Communications, Inc. Class A (b)	440,000	15,158,000
Hughes Electronics Corporation (b)	745,010	12,329,915

		45,473,915
Media - Newspapers 3.1%
The E.W. Scripps Company Class A	190,000	17,886,600
Tribune Company	307,000	15,841,200

		33,727,800
Media - Radio/TV 1.5%
Liberty Media Corporation Class A (b)	1,420,000	16,883,800

Medical - Biomedical/Biotechnology 1.4%
Biogen Idec, Inc. (b)	426,250	15,677,475

Medical - Genetics 1.3%
Genentech, Inc. (b)	155,000	14,503,350

Medical/Dental - Supplies 1.4%
Apogent Technologies, Inc. (b)	645,000	14,860,800

Metal Ores - Gold/Silver 1.5%
Barrick Gold Corporation	705,000	16,010,550

STRONG OPPORTUNITY FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.	180,000	$15,103,800
Office - Equipment & Automation 0.7%
Canon, Inc. (JPY) (e)	160,000	7,595,918
Oil & Gas - Drilling 2.7%
ENSCO International, Inc.	550,000	14,943,500
GlobalSantaFe Corporation	615,000	15,270,450

		30,213,950
Oil & Gas - Field Services 1.3%
BJ Services Company (b)	395,000	14,180,500
Oil & Gas - International Exploration & Production 1.5%
Unocal Corporation	440,000	16,205,200
Oil & Gas - International Integrated 1.6%
ConocoPhillips	261,000	17,113,770
Oil & Gas - Machinery/Equipment 1.6%
Weatherford International, Ltd. (b)	485,000	17,460,000
Oil & Gas - United States Exploration & Production 1.4%
Devon Energy Corporation	260,000	14,887,600
Pollution Control - Services 1.4%
Waste Management, Inc.	520,000	15,392,000
Retail - Clothing/Shoes 4.2%
Abercrombie & Fitch Company Class A (b)	570,000	14,084,700
Nordstrom, Inc.	529,000	18,144,700
The TJX Companies, Inc.	619,800	13,666,590

		45,895,990
Retail - Major Discount Chains 1.3%
Target Corporation	380,000	14,592,000
Retail - Restaurants 1.4%
Brinker International, Inc. (b)	460,000	15,253,600
Retail - Super/Mini Markets 1.3%
Safeway, Inc. (b)	675,000	14,789,250
Retail/Wholesale - Office Supplies 1.2%
Staples, Inc. (b)	495,000	13,513,500
Telecommunications - Fiber Optics 1.3%
Corning, Inc.	1,410,000	14,706,300
Telecommunications - Wireless Services 2.7%
Sprint Corporation - PCS Group (b)	2,650,000	14,893,000
Telephone & Data Systems, Inc.	235,000	14,699,250

		29,592,250
Transportation - Airline 0.8%
Northwest Airlines Corporation Class A (b)	695,000	8,770,900
Utility - Gas Distribution 1.2%
NiSource, Inc.	597,000	13,098,180

Total Common Stocks (Cost $794,195,681 )		1,021,163,766

Preferred Stocks 0.2%
Media - Cable TV 0.2%
News Corporation, Ltd. Sponsored ADR	83,327	$2,520,642

Total Preferred Stocks (Cost $2,425,499)		2,520,642

Short-Term Investments (a) 8.9%
Collateral Received for Securities Lending (d) 2.3%
Navigator Prime Portfolio	25,035,781	25,035,781
Repurchase Agreements 6.6%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $66,903,531); Collateralized by: United States Government & Agency Issues (c)	$66,900,000	66,900,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $4,988,608); Collateralized by: United States Government & Agency Issues (c)	4,988,400	4,988,400

Total Repurchase Agreements		71,888,400

Total Short-Term Investments (Cost $96,924,181 )		96,924,181

Total Investments in Securities (Cost $893,545,361) 102.1%		1,120,608,589
Other Assets and Liabilities, Net (2.1%)		(22,996,106)

Net Assets 100.0%		$1,097,612,483

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	247	$988,000
Options written during the year	1,756	2,288,642
Options closed	(1,469)	(2,961,912)
Options expired	(9)	(65,673)
Options exercised	(525)	(249,057)

Options outstanding at end of year	—	$—

CURRENCY ABBREVIATIONS

CAD	— Canadian Dollar
JPY	— Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	See Note 2(K) of Notes to Financial Statements.
(e)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

(In Thousands, Except As Noted)

Strong Opportunity Fund II
Assets:
Investments in Securities, at Value (Cost of $893,545)	$1,120,609
Receivable for Securities Sold	1,865
Dividends and Interest Receivable	449
Other Assets	51

Total Assets	$1,122,974

Liabilities:
Payable Upon Receipt of Securities on Loan	25,036
Accrued Operating Expenses and Other Liabilities	326

Total Liabilities	25,362

Net Assets	$1,097,612

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,056,568
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(186,021)
Net Unrealized Appreciation (Depreciation)	227,065

Net Assets	$1,097,612

Investor Class ($ and shares in full)
Net Assets	$1,021,894,525
Capital Shares Outstanding (Unlimited Number Authorized)	53,818,833
Net Asset Value Per Share	$18.99

Advisor Class ($ and shares in full)
Net Assets	$75,717,958
Capital Shares Outstanding (Unlimited Number Authorized)	4,014,101
Net Asset Value Per Share	$18.86

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

(In Thousands)

Strong Opportunity Fund II
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $112)	$8,231
Dividends – Affiliated Issuers	260
Interest	927

Total Income	9,418

Expenses (Note 4):
Investment Advisory Fees	7,395
Administrative Fees	2,959
Custodian Fees	60
Shareholder Servicing Costs	2,899
12b-1 Fees	133
Other	395

Total Expenses before Expense Offsets	13,841
Expense Offsets	(3,005)

Expenses, Net	10,836

Net Investment Income (Loss)	(1,418)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(28,931)
Written Options	2,658
Foreign Currencies	6

Net Realized Gain (Loss)	(26,267)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	341,352
Written Options	(684)
Foreign Currencies	2

Net Change in Unrealized Appreciation/Depreciation	340,670

Net Gain (Loss) on Investments	314,403

Net Increase (Decrease) in Net Assets Resulting from Operations	$312,985

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Opportunity Fund II
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,418)	$552
Net Realized Gain (Loss)	(26,267)	(147,784)
Net Change in Unrealized Appreciation/Depreciation	340,670	(217,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	312,985	(364,748)
Distributions:
From Net Investment Income:
Investor Class	(687)	(4,048)
Advisor Class	(7)	(169)
From Net Realized Gains :
Investor Class	—	(19,168)
Advisor Class	—	(747)

Total Distributions	(694)	(24,132)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(111,649)	(5,630)

Total Increase (Decrease) in Net Assets	200,642	(394,510)
Net Assets:
Beginning of Year	896,970	1,291,480

End of Year	$1,097,612	$896,970

Undistributed Net Investment Income (Loss)	$—	$694

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG OPPORTUNITY FUND II — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.87	$19.45	$23.94	$25.99	$21.72
Income From Investment Operations:
Net Investment Income (Loss)	(0.02)	0.01	0.04	0.09	0.06
Net Realized and Unrealized Gains (Losses) on Investments	5.15	(5.21)	(0.94)	1.41	6.76

Total from Investment Operations	5.13	(5.20)	(0.90)	1.50	6.82
Less Distributions:
From Net Investment Income	(0.01)	(0.07)	(0.07)	(0.05)	—
From Net Realized Gains	—	(0.31)	(3.52)	(3.50)	(2.55)

Total Distributions	(0.01)	(0.38)	(3.59)	(3.55)	(2.55)

Net Asset Value, End of Period	$18.99	$13.87	$19.45	$23.94	$25.99

Ratios and Supplemental Data
Total Return	+37.0%	–26.8%	–3.7%	+6.6%	+34.9%
Net Assets, End of Period (In Millions)	$1,022	$862	$1,283	$1,182	$1,119
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.4%	1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	0.1%	0.4%	0.4%	0.3%
Portfolio Turnover Rate(b)	55.7%	69.0%	92.6%	83.2%	85.4%

STRONG OPPORTUNITY FUND II — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.80		$19.39	$23.43
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	5.11		(5.14)	(0.44)

Total from Investment Operations	5.06		(5.21)	(0.45)
Less Distributions:
From Net Investment Income	(0.00	)(d)	(0.07)	(0.07)
From Net Realized Gains	—		(0.31)	(3.52)

Total Distributions	(0.00	)(d)	(0.38)	(3.59)

Net Asset Value, End of Period	$18.86		$13.80	$19.39

Ratios and Supplemental Data
Total Return	+36.7%		–27.0%	–1.9%
Net Assets, End of Period (In Millions)	$76		$35	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%		1.4%	1.6%*
Ratio of Expenses to Average Net Assets	1.3%		1.4%	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3)%		(0.4)%	(0.3)%*
Portfolio Turnover Rate(b)	55.7%		69.0%	92.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	For the period from July 12, 2001 (commencement of class) to December 31, 2001.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

Strong Opportunity Fund II (the “Fund”) (a series fund of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2003, approximately 78% of the Fund’s shares were owned by the separate accounts of one insurance company. The Fund offers two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Fund deposits in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Opportunity Fund II had securities with a market value of $24,445,301 on loan and had received $25,035,781 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2003, this securities lending income totaled $38,901.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Fund’s Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor”, and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. See Note 4.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

The amount payable to the Administrator or the Advisor at December 31, 2003, shareholder servicing and other related expenses paid to the Administrator, net transfer agency banking credits and unaffiliated directors’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, are $259,379, $2,899,415, $3,866 and $24,368, respectively.

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Opportunity Fund II
Investor Class	$2,799,113	$2,891,436	$136,629	$—	$—
Advisor Class	159,774	7,979	23,556	133,145	1,782

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Opportunity Fund II
Investor Class	$(2,787,138)	$(5,647)	$—	$—
Advisor Class	(56,138)	—	—	—
Fund Level	(59,162)	—	(97,252)	(80)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2003, there were no borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003 were $488,511,888 and $532,862,967, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

At December 31, 2003, the cost of investments in securities for federal income tax purposes was $905,033,675. Net unrealized appreciation of securities was $215,574,914, consisting of gross unrealized appreciation and depreciation of $233,017,651 and $17,442,737, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2003, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Opportunity Fund II	$693,806	$—	$174,532,212	$—	$4,217,204	$19,914,668

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

For shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 0.0% (unaudited).

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

8.	Capital Share Transactions

	Strong Opportunity Fund II
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$179,328,590	$309,348,650
Proceeds from Reinvestment of Distributions	687,107	23,215,375
Payment for Shares Redeemed	(314,531,039)	(374,100,310)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(134,515,342)	(41,536,285)

ADVISOR CLASS
Proceeds from Shares Sold	25,365,125	35,662,406
Proceeds from Reinvestment of Distributions	6,699	916,503
Payment for Shares Redeemed	(2,505,944)	(672,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,865,880	35,906,124

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(111,649,462)	$(5,630,161)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	11,504,835	18,092,810
Issued in Reinvestment of Distributions	36,220	1,612,224
Redeemed	(19,829,567)	(23,599,305)

Net Increase (Decrease) in Shares	(8,288,512)	(3,894,271)

ADVISOR CLASS
Sold	1,596,382	2,136,650
Issued in Reinvestment of Distributions	355	63,996
Redeemed	(151,204)	(45,992)

Net Increase (Decrease) in Shares	1,445,533	2,154,654

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2003, is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Investment Income Jan. 1, 2003- Dec. 31, 2003
Strong Opportunity Fund II
Strong Heritage Money Fund – Institutional Class	50,100,000	—	(50,100,000)	—	$—	$259,796

10.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a compliant filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong Opportunity Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II (hereafter referred to as the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT 40975 02-04

WH2190 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Opportunity Fund II, Inc.	$32,860	$—	$771	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Opportunity Fund II, Inc.	$24,228	$—	$1,361	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Opportunity Fund II, Inc., on behalf of Strong Opportunity Fund II

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004